SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      June 8, 2004

R.J. Reynolds Tobacco Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-6388	56-0950247

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 North Main Street,
Winston-Salem, NC 27102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 741-5500

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events.

     On June 8, 2004, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          99.1      Press Release dated June 8, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.J. Reynolds Tobacco Holdings, Inc.

	By:	/s/ McDara P. Folan, III

McDara P. Folan, III
Vice President, Deputy General Counsel
and Secretary

Date: June 8, 2004

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated June 8, 2004.